UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018 (May 4, 2018)

AMERICAN BRIVISION (HOLDING) CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Sawyers Peak Drive, Goshen, NY, 10924

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 291-1291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 4, 2018, Mr. Chun-Mu Hung resigned as the Chief Financial Officer (“CFO”) of American BriVision (Holding) Corporation (the “Company”) effective immediately. Mr. Hung resigned from the CFO position for personal reasons and not as a result of any disputes or disagreements between Mr. Hung and the Company on any matter relating to the Company’s operations, accounting, policies or practices.

On May 9, 2018, except Mr. Eugene Jiang, all members of the board of directors (the “Board”) of the Company held a Board meeting to discuss Mr. Eugene Jiang’s candidacy for the interim CFO position. Tsang Ming Jiang, Ming-Fong Wu, Norimi Sakamoto and Yen-Hsin Chou, who constitute the rest of the entire Board except Mr. Eugene Jiang, unanimously agreed to appoint Mr. Eugene Jiang the interim CFO effective immediately until the Board finds a suitable candidate for the CFO position. Mr. Eugene Jiang is currently the chairman of the Board.

Mr. Eugene Jiang, age 31, served as the Company’s CEO and President since the Company’s inception in July 2015 until he resigned on September 15, 2017. He remains the Chairman of the Board. From June 2015 until present, Mr. Jiang also serves as a director for BioLite Inc. He serves as the CEO for Genepro Investment Company since March 2010. Mr Jiang obtained an EMBA degree from the University of Texas in Arrington in 2009. In 2008, Mr. Jiang received a bachelor’s degree in Physical Education from Fu Jen Catholic University.

There are no arrangements or understandings between the Company and Mr. Eugene Jiang and any other person or persons pursuant to which Mr. Eugene Jiang was appointed as the interim CFO.

There are no transactions between the Company and Mr. Eugene Jiang that are reportable pursuant to Item 404(a) of Regulation SK. The Company did not enter into or materially amend any material plan, contract or arrangement with Mr. Eugene Jiang in connection with his appointment as the interim CFO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BRIVISION (HOLDING) CORPORATION

Date: May 10, 2018	By:	/s/ Howard Doong
	Name:	Howard Doong
	Title:	Chief Executive Officer

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